LORD ABBETT SECURITIES TRUST

Lord Abbett Micro Cap Growth Fund

Supplement dated September 14, 2020 to the

Summary Prospectus dated August 31, 2020

The following table replaces the table in the subsection under “Management – Portfolio Managers” on page 9 of the summary prospectus:

Portfolio Managers/Title	Member of the Portfolio Management Team Since
F. Thomas O’Halloran, Partner and Portfolio Manager	2006
Matthew R. DeCicco, Managing Director and Portfolio Manager	2015
Vernon T. Bice, Portfolio Manager	2019
Steven H. Wortman, Portfolio Manager	2020

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